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                                                                     EXHIBIT 1.1



                                  NETZEE, INC.
                                  COMMON STOCK

                             ----------------------

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                            November __, 1999


THE ROBINSON-HUMPHREY COMPANY, LLC
J.C. BRADFORD & CO.
SUNTRUST EQUITABLE SECURITIES CORPORATION
  As representatives of the several
  Underwriters named in Schedule I hereto, c/o The Robinson-Humphrey Company, LLC
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Dear Sirs:

          Upon and subject to the terms and conditions set forth below, (i) Netzee, Inc., a Georgia corporation (the "Company"), proposes to issue and sell to the Underwriters named in Schedule I (the "Underwriters") an aggregate of 4,000,000 shares of common stock, without par value ("Common Stock"), of the Company (the "Company Firm Shares"), (ii) the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose to sell to the Underwriters an aggregate of 448,155 shares of Common Stock in the respective amounts set forth opposite their names in Schedule II hereto (such shares together with the Company Firm Shares, the "Firm Shares"), and (iii) at the election of the Underwriters, the Company proposes to sell to the Underwriters up to 667,223 additional shares of Common Stock (the "Optional Shares") (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares").
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          1.  (a)  Representations and Warranties of the Company.  The Company
represents and warrants to, and agrees with, each of the Underwriters that:

                (i) A registration statement on Form S-1 (File No. 333-87089) with respect to the Shares, including a prospectus, has been filed by the Company with, and has been declared effective by, the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). After the execution of this Agreement, the Company will file with the Commission, within the applicable period specified in Rule 424(b) under the Act, a prospectus in the form most recently included in an amendment to such registration statement, with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was declared effective, including all financial statement schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus. If the Company has filed or is required pursuant to the terms hereof to file a Registration Statement pursuant to Rule 462(b) under the Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), such Rule 462(b) Registration Statement will become effective no later than 10:00 p.m., Atlanta, Georgia time, on the date of this Agreement. Unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.

                (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission or the securities authority of any state or other jurisdiction. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened or, to the knowledge of the Company,

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          contemplated by the Commission or the securities authority of any state or other jurisdiction.

                (iii) When any Preliminary Prospectus was filed with the Commission it (A) complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) or any amendment thereto, if applicable, was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto, if applicable, is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement or any amendment thereto, if applicable, when it becomes effective and at each Time of Delivery, (A) will contain all statements required to be stated therein in accordance with, and will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. The representations and warranties made in the foregoing provisions of this paragraph (iii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto or any Rule 462(b) Registration Statement or any amendment thereto in reliance upon and in conformity with written information furnished to the Company by

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          any Underwriter through you specifically for use therein. The statistical and market-related data included in the Prospectus are based on or derived from independent sources which the Company believes to be reliable and accurate in all material respects or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

                (iv) There are no (A) contracts, instruments or other documents or agreements that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement and are not so described or filed as required, (B) laws, orders, judgments, decrees, rules or regulations that are required to be described in the Registration Statement or the Prospectus and are not so described as required, (C) pending or threatened legal or governmental proceedings that are required to be described in the Registration Statement or the Prospectus and are not so described as required, or (D) relationships, direct or indirect, between or among the Company, on the one hand, and the directors, officers or shareholders of the Company on the other hand, that are required to be described in the Registration Statement or the Prospectus and are not so described as required; and all descriptions thereof in the Registration Statement (including the statements under Items 14 and 15 of Part II of the Registration Statement) and the Prospectus are fair summaries thereof and fairly present the information required to be disclosed with respect thereto under the Act.

                (v) Each of the Company and its subsidiaries has been duly organized, is validly existing in good standing under the laws of its jurisdiction of organization and has full corporate or limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. Each of the Company and its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole.

                (vi) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued and outstanding shares of capital stock of the Company (including, without limitation, the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Registration Statement and the Prospectus. None of the issued

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          shares of capital stock of the Company Direct Access Interactive, Inc.
          ("Direct Access") or any of its subsidiaries has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any preemptive or other rights to subscribe for any of the Shares.

                (vii) All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, except those security interests as disclosed in the Prospectus. Other than the subsidiaries listed on Exhibit 21.1 to the Registration Statement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

               (viii) Except as disclosed in the Prospectus and rights set forth in the Antidilution Agreements between the Company and each TIB The Independent Bankers Bank and The Bankers Bank (the "Bankers Banks"), which terminate at the First Time of Delivery (the "Bankers Banks' Antidilution Rights"), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                (ix) Since the date of the most recent audited financial statements included in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

                (x) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business,

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          that are material to the Company and its subsidiaries taken as a whole, (B) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (C) there has not been any change in the capital stock, or material change in the long-term debt or short-term debt of the Company or any of its subsidiaries, and
          (D) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and its subsidiaries, in each case other than as disclosed in or contemplated by the Prospectus.

                (xi) The Shares to be issued and sold by the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor as provided herein, will be validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus and the issuance thereof will not be subject to any preemptive or similar rights; the certificates evidencing the Shares will comply with all applicable requirements of Georgia law; and the Shares have been approved for listing on the Nasdaq National Market, subject to notice of issuance.

                (xii) Except as disclosed in the Registration Statement and the Prospectus and except for registration rights granted in favor of the Bankers Banks and Sirrom Investments, Inc., which terminate upon the First Time of Delivery, (A) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include any securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act and (B) neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company.

                (xiii) All offers and sales of the Company's capital stock and its predecessors prior to the date hereof were at all relevant times exempt from the registration requirements of the Act by reason of Sections 3(b) or 4(2) thereof and were the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

                (xiv) Neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both would be, (A) in violation of its

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          Articles of Incorporation, Bylaws or Operating Agreement, as
          appropriate, or (B) in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets are subject, except, in the case of clause (B), such defaults that would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                (xv) The execution of this Agreement, the issue and sale of the Shares to be issued and sold by the Company under this Agreement, the sale of the Shares to be sold by the Selling Shareholders under this Agreement the performance of this Agreement by the Company and the Selling Shareholders and the consummation of the other transactions herein contemplated will not (A) conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, (B) conflict with or violate any provision of the Articles of Incorporation Bylaws or Operating Agreement of the Company or any of its subsidiaries or (C) conflict with or violate any provision of any constitution, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except, in the case of clauses (A) and (C), such breach, violation, default or Lien that would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                (xvi) Each of the Company and its subsidiaries has all such licenses, certificates, authorizations, consents, exemptions, qualifications, franchises, permits and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals as are necessary to own, lease, license and operate its assets and properties and to conduct its business, except any such Authorization, filing or notice, the failure of which to hold or make would not have a material adverse effect on the Company and its subsidiaries taken as a whole. Each such Authorization is valid and in full force and effect, and the Company is in compliance, in all material respects, with all the terms and conditions thereof and with the applicable rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto, except any such noncompliance that would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and no event has occurred

                                      -7-
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          (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights under any such Authorization, except such revocation, suspension, termination or impairment that would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and no such Authorization contains any restriction that is materially burdensome to the Company.

                (xvii) The Company and its subsidiaries do not own any real property, and have good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary.

                (xviii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required on the part of the Company for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                (xix) There is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or, to the Company's knowledge, threatened (or any basis therefor) in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any such subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole. Neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus or such as do not and will not individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole, and

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          neither the Company nor any of its subsidiaries is bound by any order, judgment or decree.

                (xx) Arthur Andersen LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, are and were, during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                (xxi) The consolidated financial statements together with related notes and schedules of the Company and its consolidated subsidiaries included in the Registration Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented; all adjustments necessary for a fair presentation of results for such periods have been made; the selected financial information included under the captions "Summary -- Summary Financial Information" and "Selected Financial Information" in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein; the pro forma financial statements and related notes thereto included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly the information shown therein, have been prepared in accordance with the Act and the Commission's rules and guidelines with respect to pro forma financial statements, have been prepared on a basis consistent with the historical financial statements of the Company, have been compiled on the pro forma bases described therein, and (x) the assumptions underlying the pro forma adjustments are reasonable, (y) such adjustments are appropriate to give effect to the transactions or circumstances referred to therein and have been properly applied to the historical amounts in the compilation of such statements and (z) such statements fairly present the pro forma financial position and results of operations and other information purported to be shown therein at the respective dates or for the respective periods therein specified; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data respecting the Company set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements, supporting schedules or other financial information (whether pro forma financial statements or otherwise) are required to be included in the Registration Statement or the Prospectus. As of the date of the Prospectus, the Company is not engaged in substantive discussions with any third party with respect to, or obligated to complete, any acquisitions for which disclosure of pro forma financial information in the Registration Statement and the Prospectus is required by the Act.

                (xxii) This Agreement has been duly authorized, executed and delivered by the Company.

                (xxiii) Neither the Company nor any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                (xxiv) The Company has obtained for the benefit of the Company and the Underwriters from each of its directors, officers, Selling Shareholders and each shareholder listed on Annex II hereto (each, an "Executing Shareholder") a written agreement (each, a "Lock-Up Agreement") that for a period of 180 days from the date of the Prospectus such director, officer or shareholder will not, without your prior written consent, (A) directly or indirectly make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options, rights or warrants to purchase with respect to, or otherwise transfer or reduce any risk of ownership of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock; (B) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Stock; (C) make any demand for, or exercise any right with respect to, the registration of shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock; provided, however that during such period, each Executing Shareholder may transfer shares of Common Stock pursuant to a bona fide gift; provided that any recipient of Common Stock pursuant to any such gift shall, prior to such recipient's receipt thereof, agree in writing to be bound by all of the restrictions contained in such Executing Shareholder's Lock-Up Agreement until 180 days after the date of the Prospectus.

                (xxv) The Company has not violated any federal, state, local or foreign law, order, judgment, decree, rule or regulation (including, without limitation, any such law, order, judgment, decree, rule or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder ("ERISA"), or the Foreign Corrupt Practices Act and the rules and regulations thereunder), except for such violations which would not, individually or in the aggregate, have material adverse effect on the financial position, results or operations or business of the Company and its subsidiaries taken as a whole. The Company has no material liability (contingent or otherwise) in connection with any Environmental Law or the release into the environment of any substance regulated by any Environmental Law.

                (xxvi) The Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, trademark applications, tradenames, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to operate their respective businesses as presently conducted or as the Prospectus indicates the Company or such subsidiary proposes to conduct; to the Company's knowledge, neither the Company nor any subsidiary has infringed or is infringing, and neither the Company nor any subsidiary has received notice of infringement with respect to, asserted Intangibles of others; and, to the knowledge of the Company, there is no infringement by others of Intangibles of the Company or any of its subsidiaries.

                (xxvii) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost, except as disclosed in the Prospectus.

                (xxviii) Each of the Company and its subsidiaries makes and keeps accurate books and records reflecting its assets and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for the assets of the

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          Company, (C) access to the assets of the Company and each of its subsidiaries is permitted only in accordance with management's authorization, (D) the recorded accountability for assets of the Company and each of its subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) such controls would prevent or detect errors or irregularities in amounts that would be material to the Company.

                (xxix) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as disclosed in the Prospectus.

                (xxx) The Company and its subsidiaries have filed all foreign, federal, state and local income, franchise tax and other tax returns that are required to be filed by them and have paid all taxes (including, without limitation, withholding taxes) shown as due on such returns as well as all other taxes, assessments and governmental charges (including, without limitation, all penalties and interest) that are due and payable; and no deficiency with respect to any such return has been assessed or proposed.

                (xxxi) The Company is not, will not become as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                (xxxii) The Company has previously disclosed and delivered or made available to the Representatives copies of all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus or other incentive plans, all other written employee programs, arrangements or agreements, all medical, vision, dental or other health plans, all life insurance plans and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of ERISA, adopted, maintained, sponsored in whole or in part, or contributed to by the Company, its predecessors or any subsidiary of the Company or its predecessors for the benefit of employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries and under which employees, retirees, dependents, spouses, directors, independent contractors or other beneficiaries are eligible to participate (collectively, the "Company Benefit Plans").

                The Company and each predecessor of the Company or a subsidiary of the Company that adopted or contributed to a Company Benefit Plan have maintained all Company Benefit Plans (including, without limitation, filing all reports and returns required to be filed with respect thereto) in accordance with their terms and in compliance with the applicable terms of ERISA and the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), except where the failure to do so would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries. Each Company Benefit Plan which is intended to be qualified under
          Section 401(a) of the Code has either received a favorable determination letter from the Internal Revenue Service, timely requested such a letter or relies upon an opinion letter from the Internal Revenue Service with respect to the qualified status of any non-individually designed plan and has at all times been maintained in accordance with Section 401 of the Code, except where any failure to receive or seek such a favorable determination letter or so maintain such Company Benefit Plan would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries. The Company has not engaged in a transaction with respect to any Company Benefit Plan that would subject the Company to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA, except for any such transaction, tax or penalty which would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries.

                Except as required pursuant to Code Section 4980B and ERISA
          Section 609 et. seq., the Company is not obligated to provide post-retirement medical benefits or any other unfunded post-retirement welfare benefits, except for the provisions of any such benefits which would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries. Neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company have at any time within the last six years sponsored, contributed to or been obligated under Title I or IV of ERISA to contribute to a "defined benefit plan" (as defined in ERISA Section 3(35)). Within the last six years, neither the Company nor any member of a group of trades or businesses under common control (as defined in ERISA Sections 4001(a)(14) and 4001(b)(1)) with the Company have had an "obligation to contribute" (as defined in ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)).

                (xxxiii) The Company has reviewed its operations and has made the assessments and undertaken the actions described under the caption "Year 2000 Readiness" in the Prospectus with respect to the operations of any third parties with which the Company has a material relationship to evaluate the extent to which the business or operations of the Company will be affected by the Year 2000 Problem (as defined below). As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries. The "Year 2000 Problem" as used herein means any risk that the computer hardware or software used in the receipt, transmission, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters at any Time of Delivery Date shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

          (b) Representations and Warranties of the Selling Shareholders. Each Selling Shareholder, severally, and not jointly, represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

                (i) Such Selling Shareholder has full corporate power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement (as hereinafter defined) and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Shareholder hereunder; the execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized by all necessary action of such Selling Shareholder; such Selling Shareholder has duly executed and delivered this Agreement, the Power of Attorney and the Custody Agreement; and each of this Agreement, the Power of Attorney and the Custody Agreement is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms.

                (ii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

                (iii) The sale of the Shares to be sold by such Selling Shareholder under this Agreement and the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach of violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws or other governing instruments of such Selling Shareholder or any of its subsidiaries or any constitution, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets.

                (iv) Such Selling Shareholder has, and immediately prior to the First Time of Delivery (as defined in Section 4 hereof), such Selling Shareholder will have, good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all restrictions on transfer, liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

                (v) Neither such Selling Shareholder nor any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                (vi) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to and approved by the Representatives, duly executed and delivered by such Selling Shareholder to SunTrust Bank, Inc., as custodian (the "Custodian"). Such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to and approved by the Representatives, appointing the persons indicated in Schedule II hereto as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

                (vii) The information in the Registration Statement under the caption "Principal and Selling Shareholders" which specifically relates to the undersigned does not, and will not on the date of the execution of the Underwriting Agreement or on the First Time of Delivery, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and if there is any change in the information referred to in this paragraph, the undersigned will immediately notify you of such change.

                Each certificate signed by or on behalf of such Selling Shareholder and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

          In order to document the Underwriters' compliance with the reporting and withholding provisions of the Code with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to the Representatives prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether in the case of a partnership or corporation, by the dissolution of such partnership or corporation or by the occurrence of any other event.

          2. Purchase and Sale of Shares. Subject to the terms and conditions herein set forth, (a) the Company and each Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $________ per share, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Shares to be sold by the Company and the Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the aggregate number of Firm Shares to be purchased by the Underwriters from the Company and the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

          Subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters the right to purchase at their election in whole or in part from time to time up to 667,223 Optional Shares, at the purchase price per share set forth in clause (a) in the paragraph above, for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you, but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice (i.e. on a "T+3" basis in accordance with the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act")). In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

          3. Offering by the Underwriters. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

          4. Delivery of Shares; Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as The Robinson-Humphrey Company, LLC may request upon at least 48 hours' prior notice to the Company and the Attorneys-in-Fact, shall be delivered by or on behalf of the Company and the Selling Shareholders to you through the facilities of the Depository Trust Company ("DTC") for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds, payable to the order of the Company and the Custodian, as their interests may appear. The closing of the sale and purchase of the Shares shall be held at the offices of Alston & Bird LLP, 1201 West Peachtree Street, Atlanta, Georgia 30309, except that physical delivery of such certificates shall be made at the office of DTC, 55 Water Street, New York, New York 10041, or its designated custodian. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 9:00 a.m., Atlanta time, on November ___, 1999 or at such other time and date as you and the Company and the Attorneys-in-Fact, on behalf of the Selling Shareholders, may agree upon in writing, and, with respect to the Optional Shares, at 9:00 a.m., Atlanta time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of any Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of DTC or its designated custodian in New York, New York or at such other location in New York, New York specified by you in writing at least 48 hours prior to such Time of Delivery.

          5. (a) Covenants of the Company. The Company covenants and agrees with each of the Underwriters:

                (i) The Company will file the Prospectus with the Commission in the manner and within the time period required by Rule 424(b). The Company will advise you promptly of any such filing pursuant to Rule 424(b).

                (ii) The Company will not file with the Commission the Prospectus, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review the Prospectus or any such proposed amendment or supplement and consented to the filing thereof. Upon the request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary, or in the good faith opinion of the Representatives, advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when any amendment to the Registration Statement, or when any Rule 462(b) Prospectus or any amendment thereto, has been filed or declared effective or when the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

                (iii) The Company will advise you promptly after receiving notice or obtaining knowledge of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (C) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                (iv) If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify you and upon your request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon your request but at the expense of the Underwriter making such request, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with
          Section 10(a)(3) of the Act. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                (v) The Company promptly from time to time will take such action as you may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to file a general consent to service of processor to render the Company subject to any franchise or other taxes other than consent to service of process or the subjection to any franchise or other taxes as to matters and transactions related to the Prospectus, the Registration Statement, any Preliminary Prospectus or the offering or sale of the Shares, in any jurisdiction in which it is not now subject.

                (vi)  The Company will promptly provide you, without charge,
          (A) three manually executed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto,
          (B) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without exhibits, and (C) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as you may reasonably request.

                (vii) As soon as practicable, but in any event not later than 90 days after the end of the first quarter ending after one year following the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with
          Section 11(a) of the Act and the rules and regulations thereunder, and advise you in writing when such statement has been so made available.

                (viii) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, without the prior written consent of The Robinson-Humphrey Company, LLC ("Robinson Humphrey"), directly or indirectly make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options, rights or warrants to purchase with respect to, or otherwise transfer or reduce any risk of ownership of, directly or indirectly, or file any registration statement with respect to the registration of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, except as provided in
          Section 2 and except that the Company may (A) grant awards pursuant to the Company's existing incentive plans and may issue shares of Common Stock upon the exercise of such awards, (B) issue shares of Common Stock upon the exercise of any option or warrant outstanding and approved by the Company's Board of Directors on the date hereof
          (C) issue shares of Common Stock to be used as the purchase price for any acquisition of another business; provided, that any recipient of Common Stock in any such acquisition shall, prior to such recipient's receipt thereof, agree in writing to be bound by all of the restrictions applicable to the Company in this paragraph, (D) file a registration statement on Form S-8 under the Act within 90 days after the completion of offering of the Shares contemplated hereby with respect to up to __________ shares of Common Stock issuable or reserved for issuance under the Company's 1999 Stock Option and Incentive Plan, and (E) register shares pursuant to registration rights in favor of the Bankers Banks.

                (x) The Company shall, prior to or concurrently with the execution of this Agreement, deliver a Lock-Up Agreement executed by each Executing Shareholder to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 180 days after the date of the Prospectus, without the prior written consent of Robinson-Humphrey or pursuant to
          Section 2 hereof, (A) directly or indirectly make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options, rights or warrants to purchase with respect to, or otherwise transfer or reduce any risk of ownership of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock; (B) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Stock; or (C) make any demand for, or exercise any right with respect to, the registration of shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock. Notwithstanding the immediately preceding sentence, during such period, each Executing Shareholder may transfer shares of Common Stock pursuant to a bona fide gift; provided that any recipient of Common Stock pursuant to any such gift shall, prior to such recipient's receipt thereof, agree in writing to be bound by all of the restrictions contained in such Executing Shareholder's Lock-Up Agreement until 180 days after the date of the Prospectus.

                (xi) During a period of five years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to shareholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange, and (C) such additional information concerning the business and financial condition of the Company and its subsidiaries, if any, as you may reasonably request from time to time, other than any report or other communication that has been filed with the Commission under its EDGAR System and that is publicly available.

                (xii) Neither the Company nor any of its officers, directors or affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                (xiii) The Company will apply the net proceeds from the offering substantially in the manner set forth under "Use of Proceeds" in the Prospectus but in no event to invest or otherwise use the net proceeds from the offering in such a manner as would require the Company to register as an "investment company" within the meaning of the Investment Company Act.

                (xiv) The Company will use its best efforts to cause the Shares be listed on the Nasdaq National Market at each Time of Delivery and for at least three years from the date hereof.

                (xv) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Shares, the Company will file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b) by 10:00 p.m., Atlanta time, on the date of this Agreement and will pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                (xvi) The Company will file with the Commission, from time to time after the effective date of the Registration Statement, such reports as are required by the Act (including, without limitation, Rule 463 of the Commission under the Act or any successor provision), Exchange Act, and the rules and regulations of the Commission thereunder, and will also file with the securities commissions in jurisdictions where the Shares have been sold by any Underwriter any such reports as are required to be filed by the securities acts and the regulations of those jurisdictions.

                (xvii) If at any time during the period beginning on the date the Registration Statement becomes effective and ending on the later of (A) the date 30 days after such effective date and (B) the date that is the earlier of (1) the date on which the Company first files with the Commission a Quarterly Report on Form 10-Q after such effective date and (2) the date on which the Company first issues a quarterly financial report to shareholders after such effective date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                (xviii) The Company will maintain a transfer agent, and if necessary under the laws of the State of Georgia, a registrar for the Shares.

          (b) Covenants of the Selling Shareholders. Each Selling Shareholder covenants and agrees with each of the Underwriters:

                (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of The Robinson-Humphrey Company, LLC or pursuant to
          Section 2 hereof, (A) directly or indirectly make, agree to or cause any offer, sale (including short sale), loan, pledge or other disposition of, or grant any options, rights or warrants to purchase with respect to, or otherwise transfer or reduce any risk of ownership of, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock; (B) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of the Common Stock; or (C) make any demand for, or exercise any right with respect to, the registration of shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock.

                (ii) Neither such Selling Shareholder nor any of its officers, directors or affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

                (iii) Such Selling Shareholder will pay or to cause to be paid all transfer or other taxes payable in connection with the transfer and delivery of the Shares to be sold by such Selling Shareholder.

          6. Expenses. The Company will pay all costs and expenses incident to the performance of the Company's and each of the Selling Shareholders' obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including, without limitation, all costs and expenses incident to (a) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement and any blue sky memoranda; (b) the delivery of copies of the foregoing documents to the Underwriters; (c) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Shares; (d) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (e) the qualification of the Shares for offering and sale under state securities or blue sky laws, including all filing fees; (f) any listing of the Shares on the National Association Securities Dealers Automated Quotation National Market System, (g) the fees and disbursements of counsel for the Underwriters in connection with the review and clearance by the National Association of Securities Dealers, Inc., of the underwriting and underwriters' compensation terms and arrangements and the qualification of the Shares for offering and sale under state securities or blue sky laws, and the clearance by the Commission and the National Association of Securities Dealers, Inc., of the directed share offering to the shareholders of The InterCept Group, Inc. and (h) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares. The provisions of this
Section 6 shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholders may otherwise have for allocation of such expenses among themselves.

          7. Conditions of the Underwriters' Obligations. The several obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective covenants and agreements hereunder, and to the following additional conditions precedent:

             (a) All filings required by Rule 424, Rule 430A, Rule 434 or Rule 462(b) under the Act, if applicable, shall have been duly made; if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have been declared effective not later than 11:00 a.m., Atlanta time, on the date of this Agreement or such later date and time as shall have been consented to by you in writing. If required, the Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Company and the Representatives, threatened or contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

             (b) Alston & Bird LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (c) You shall have received an opinion, dated such Time of Delivery, of Sutherland Asbill & Brennan LLP, counsel for the Company, in form and substance satisfactory to you and your counsel, to the effect that:

               (i) The Company was duly organized as a corporation, and is existing and in good standing, under the laws of the State of Georgia and has the corporate power to execute and deliver this Agreement, to perform its obligations hereunder, to own and use its properties and to conduct its business as described in the Registration Statement and the Prospectus.
     The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries.

               (ii) Each of the subsidiaries of the Company was duly organized, and is existing, and in good standing, under the laws of its jurisdiction of organization and has the corporate or limited liability company power to own and use its properties and to conduct its business as described in the Registration Statement and the Prospectus. Each such subsidiary is qualified to transact business as a foreign corporation or limited liability company, as appropriate, and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries.

               (iii) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued and outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description of the Common Stock contained in the Registration Statement and the Prospectus. None of the issued shares of capital stock of the Company or Direct Access or any of its subsidiaries has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any preemptive or other rights to subscribe for any of the Shares.

               (iv) All of the issued and outstanding shares or units, as appropriate, of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, to such counsel's knowledge, are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements, voting trusts, defects, equities or claims of any nature whatsoever, except as disclosed in the Prospectus. To such counsel's knowledge, other than the subsidiaries listed on Exhibit
     21.1 to the Registration Statement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

               (v) Except as disclosed in the Prospectus and the Bankers Banks' Antidilution Rights, there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options. All such securities, obligations, warrants and options described in (A), (B) and (C) above have been duly authorized by the Company's Board of Directors.

               (vi) The Shares to be issued and sold by the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor as provided herein, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus, and the issuance thereof will not be subject to any preemptive or, to such counsel's knowledge similar rights; the certificates evidencing the Shares comply with all applicable requirements of Georgia law, the Articles of Incorporation and Bylaws of the Company, and The Nasdaq Stock Market; and the Common Stock has been registered under the Exchange Act, and approved for inclusion on The Nasdaq Stock Market's National Market subject to notice of issuance.

               (vii) Except as disclosed in the Registration Statement and the Prospectus, (A) there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include any securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Act and (B) the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company.

               (viii) All offers and sales of capital stock of the Company and its predecessors prior to the date hereof were exempt from the registration requirements of the Act by reason of Sections 3(b) and 4(2) thereof and were the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

               (ix) Neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both, would be, (A) in violation of its Articles of Incorporation, Bylaws or Operating Agreement or (B) in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any of its subsidiaries or any of their respective properties or assets is subject and which is filed as an exhibit to the Registration Statement (each, a "Material Agreement"), except, in the case of clause (B), such defaults that would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (x) The execution of this Agreement did not, the issue and sale of the Shares being issued at such Time of Delivery and the performance of this Agreement and the consummation of the other transactions herein contemplated will not, (A) (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to, any Material Agreement, (B) violate any provision of the Articles of Incorporation, Bylaws or Operating Agreement of the Company or any of its subsidiaries or (C) violate any provision of any constitution, statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except, in the case of clauses (A) and (C),.such breach, violation, default or Lien that would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (xi) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company or any of its subsidiaries are held by the Company or such subsidiary under valid, subsisting and enforceable leases with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such subsidiary.

               (xii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body on the part of the Company is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

               (xiii) Except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened (or any basis therefor) in which the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or any such subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiaries taken as a whole; to such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus, neither the Company nor any subsidiary is bound by any order, judgment or decree and the Company holds all Authorizations necessary for the conduct of its business as described in the Registration Statement and the Prospectus.

               (xiv) The Company has duly authorized the execution and delivery of this Agreement and the performance by the Company thereunder and has duly executed and delivered the Agreement.

               (xv) The Registration Statement and the Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder. To the knowledge of such counsel, there are no (A) contracts, instruments or other documents or agreements that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement and are not so described or filed as required, (B) constitutions, laws, orders, judgments, decrees, rules or regulations which are required to be described in the Registration Statement or the Prospectus and are not so described as required, (C) pending or threatened legal or governmental proceedings that are required to be described in the Registration Statement or the Prospectus and are not so described as required, or (D) relationships, direct or indirect, between or among the Company, on the one hand, and the directors, officers or shareholders of the Company on the other hand, which are required to be described in the Registration Statement or the Prospectus and are not so described as required; to such counsel's knowledge, as of the date of the Prospectus and at such Time of Delivery, the Company is not engaged in substantive discussions with any third party with respect to, or obligated to complete, any acquisitions for which disclosure of pro forma financial information in the Prospectus is required by the Act; and all descriptions in the Registration Statement (including, without limitation, the statements under Items 14 and 15 of Part II of the Registration Statement) and the Prospectus of (W) contracts, instruments and other documents and agreements, (X) laws, orders, judgments, decrees, rules and regulations,
     (Y) pending and threatened legal and governmental proceedings, and (Z) relationships, direct or indirect, between or among the Company on the one hand, and the directors, officers, and shareholders of the Company on the other hand, are fair summaries thereof and fairly present the information required to be disclosed with respect thereto under the Act.

               (xvi)  The Registration Statement is effective under the Act;
     any required filing of the Prospectus pursuant to Rule 424(b) or Rule 430A has been made in the manner and within the time period required; and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

               (xvii) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

       Such counsel shall also state that they have no reason to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial or statistical data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

       In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

         (d) You shall have received an opinion, dated such Time of Delivery, of Winstead Sechrest & Minick P.C., counsel for Independent Bankers Financial Corporation, and [counsel for Sirrom Investments, Inc.], counsel for Sirrom Investments, Inc., in form and substance reasonably satisfactory to you and your counsel, to the effect that:

               (i) Such Selling Shareholder has full corporate power and authority to enter into each of this Agreement and such Selling Shareholder's Power of Attorney and Custody Agreement, to sell, assign, transfer and deliver the Shares being sold by the Selling Shareholder in the manner provided herein and therein, and to perform the Selling Shareholder's other obligations hereunder and thereunder.

               (ii) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Shareholder, each of which is enforceable against such Selling Shareholder in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles (except the right to indemnity and contribution may be limited by federal and state securities laws).

               (iii) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder; the sale of the Shares to be sold by such Selling Shareholder at such Time of Delivery and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws or other governing instruments of such Selling Shareholder or any of its subsidiaries or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties or assets.

               (iv) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares being sold by such Selling Shareholder or the consummation of the transactions contemplated by this Agreement, the Power of Attorney or the Custody Agreement, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

               (v) Such Selling Shareholder is the sole registered owner of the Shares to be sold by such Selling Shareholder, and assuming (A) an Underwriter acquires its interest in the Shares to be sold by such Selling Shareholder to such Underwriter without notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of Georgia (the "UCC")), (B) such Underwriter has paid the purchase price of such Shares and (C) such Shares have been credited to the securities account of such Underwriter maintained with DTC, then such Underwriter will have a securities entitlement (as defined in Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter and no action based on an adverse claim to such Shares, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against such Underwriter.

       In rendering any such opinion, such counsel may assume that all state laws are the same law as the state of organization of the Selling Shareholder, which such counsel represents, and may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company, the Selling Shareholders, the Attorneys and public officials.

         (e) You shall have received from Arthur Andersen LLP letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective on a date prior to date of the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I hereto. In the event that the letters referred to in this
Section 7(e) set forth any changes, decreases or increases in the items specified in paragraph of _____ Annex I, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in your sole judgment, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter.

         (f) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of its subsidiaries shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or
(ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations or net worth of the Company and its subsidiaries, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

         (g) Subsequent to the date hereof, there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, or the Nasdaq National Market or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the Nasdaq National Market; (ii) a moratorium on commercial banking activities in New York or Georgia declared by either federal or state authorities; (iii) any outbreak or escalation of hostilities involving the United States, declaration by the United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your reasonable judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof (v) the enactment, publication, decree or other promulgation of any constitution, statute, regulation, rule, order, law, decree, writ or judgment of any court or other governmental authority which in your good faith opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your good faith opinion has a material adverse effect on the financial markets in the United States or (vii) any adverse change in general economic, political, financial or international conditions which has an adverse impact on trading prices of securities that, in your good faith judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated by the Prospectus.

         (h) The Company shall have furnished to you at such Time of Delivery certificates of officers of the Company and certificates of the Selling Shareholders, satisfactory to you, as to the accuracy of the representations and warranties of the Company and such Selling Shareholders herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section 7, and as to such other matters as you may reasonably request.

         (i) The Shares shall be included for quotation on the Nasdaq National Market, subject to notice of issuance.

       8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or judgments (or actions in respect thereof) are caused by, arise out of or are based upon: (i) any breach of any representation or warranty made by the Company in Section l(a) of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prspectus or the Prospectus, in light of the circumstance under which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses (including, without limitation, the reasonable fees and expenses of counsel) reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the
                                               -----------------
Company shall not be liable in any such
case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and the first five paragraphs and the seventh, thirteenth, fourteenth, fifteenth, eighteenth and nineteenth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Prospectus). The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

         (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, liabilities or judgment (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by such Selling Shareholder in Section l(b) of this Agreement; or
(ii) any untrue statement or alleged untrue statement of any material fact by such Selling Shareholder contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus or the Prospectus, in light of the circumstance under which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses (including, without limitation, the reasonable fees and expenses of counsel) reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided,
                                                                   --------
however, that a Selling Shareholder shall only be liable in its capacity as a
-------
Selling Shareholder pursuant to clause (ii) to the extent that any statements in or omissions or alleged omissions to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any application, are based upon written information furnished to the Company by such Selling Shareholder specifically for use therein or to the extent such Selling Shareholder has failed to bring to the attention of the Underwriters anything that has come to the attention of such Selling Shareholder to cause such Selling Shareholder to believe that there is any untrue statement relating to the Company of any material fact contained in the Registration Statement or any amendment thereto, the Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any application, or any omission to state therein a material fact relating to the Company required to be stated therein or necessary to make the statements therein not misleading; provided, further,
                                                         -----------------
however, that no such Selling Shareholder shall be liable in any such case to
-------
the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and the first five paragraphs and the seventh, thirteenth, fourteenth, fifteenth, eighteenth and nineteenth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Prospectus); provided, further, however, that such Selling
                                --------  -------  -------
Shareholder shall be liable hereunder in any case only to the extent of the total net proceeds from the offering (before deducting expenses) received by such Selling Shareholder from the Underwriters for the Shares sold by such Selling Shareholder hereunder unless any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, in which case such limitation of the liability of such Selling Shareholder shall not apply. No Selling Shareholder will, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

         (c) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or any Selling Shareholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein (it being understood that the only information so provided is the information included in the last paragraph on the cover page and the first five paragraphs and the seventh, thirteenth, fourteenth, fifteenth, eighteenth and nineteenth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Prospectus); and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such
                     --------  -------
action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party. Nothing in this Section 8(d) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages, liabilities or judgments (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection
(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Further, notwithstanding the provisions of this subsection (e), no Selling Shareholder shall be required to contribute any amount that, together with the amount of any damages which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, exceeds the limit on such Selling Shareholder's liability prescribed by Section 8(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company or such Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

       9. Default of Underwriters. (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company and the Selling Shareholders shall be entitled to a further period of thirty-six
(36) hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone a Time of Delivery for a period of not more than seven days or such longer period agreed to by you and the Company in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

       10. Termination. (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Company or the Selling Shareholders shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company and the Selling Shareholders, pro rata in accordance with the number of Shares to be sold hereunder will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares. Neither the Company nor any Selling Shareholder shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company, the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

       11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, any Selling Shareholder or any officer or director or controlling person of the Company or any Selling Shareholder referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

       12. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or transmitted by facsimile and confirmed in writing to you in care of The Robinson-Humphrey Company, LLC, 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention:
Corporate Finance Department (with a copy to Alston & Bird LLP, 1201 West Peachtree Street, Atlanta, Georgia 30309 Attention: M. Hill Jeffries; if to any Selling Shareholder shall be sufficient in all respects if delivered or sent by registered mail for such Selling Shareholder at its address set forth in
Schedule II hereto with a copy to its counsel at its address set forth on
Schedule II hereto; and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 2410 Paces Ferry Road, 150 Paces Summit, Atlanta, Georgia 30309, Attention: Glenn W. Sturm (with a copy to Sutherland, Asbill & Brennan LLP, 999 Peachtree Street, Atlanta, Georgia 30309, Attention: Charles D. Ganz).

       13. Representatives. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by The Robinson-Humphrey Company, LLC will be binding upon all the Underwriters.

       14. Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this

Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

       15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

       16. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, LLC, on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                         Very truly yours,

                         Netzee, Inc.


                         By:
                            ---------------------------------------
                         Name:  Glenn Sturm
                         Title: Chief Executive Officer

                         Independent Bankers Financial Corporation

                         By:
                            ---------------------------------------
                         [Insert Name]
                         Attorney-in-Fact

                         Sirrom Investments, Inc.

                         By:
                            ---------------------------------------
                         [Insert Name]
                         Attorney-in-Fact

The foregoing Agreement is hereby
confirmed and accepted as of the date first written above at Atlanta, Georgia.


THE ROBINSON-HUMPHREY COMPANY, LLC
J. C. BRADFORD & CO.
SUNTRUST EQUITABLE SECURITIES CORPORATION

By:  The Robinson-Humphrey Company, LLC


     By:
        ---------------------------------
        Joseph M. Thompson
        First Vice President

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                              Number of Optional
                                                                                 Shares to be
                                                      Total Number of Firm       Purchased if
                                                        Shares to be           Maximum Option
                    Underwriter                             Purchased             Exercised
                    -----------                       --------------------   -------------------



The Robinson-Humphrey Company, LLC
J. C. Bradford & Co.
SunTrust Equitable Securities Corporation










                                                           __________             __________
Total                                                      __________             __________

                                  SCHEDULE II


                                                                                Total Number of
                                                                                 Firm Shares to
            Selling Shareholders*                                                   Be Sold
            ---------------------                                               ---------------

  Independent Bankers Financial Corporation                                          391,208
        350 Phelps Court, Suite 200
            Irving, Texas  75038
Attn:  A. Mackey Harral, Executive Vice President


Sirrom Investments, Inc.                                                             56,947

------------
* Each of the Selling Shareholders has executed and delivered a Power of Attorney appointing Glenn L. Sturm and Richard S. Eiswirth such Selling Shareholder's Attorneys-in-Fact. Independent Bankers Financial Corporation is represented by Winstead Secrest & Minick P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75207, Attn: Valinda Wolfert and D. Forrest Brumbaugh. Sirrom Investments, Inc. is represented by [insert name and address of counsel].